UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 2, 2020

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share 5.00% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	FTV FTV.PRA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Fortive Corporation (the “Company”) held on June 2, 2020, the Company’s stockholders voted on the following four proposals:

Proposal 1: To elect Ms. Kate D. Mitchell, Mr. Mitchell P. Rales, Mr. Steven M. Rales, Ms. Jeannine Sargent, and Mr. Alan Spoon, each for a one-year term expiring at the 2021 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified. Each of nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes
Kate D. Mitchell	292,899,016	6,985,090	146,016	12,057,439
Mitchell P. Rales	275,132,052	24,763,912	134,158	12,057,439
Steven M. Rales	288,017,402	11,877,659	135,061	12,057,439
Jeannine Sargent	295,468,126	4,425,218	136,778	12,057,439
Alan G. Spoon	268,307,577	30,960,045	762,500	12,057,439

Proposal 2: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The proposal was approved by a vote of the stockholders as follows:

For	307,506,287
Against	1,374,338
Abstain	3,206,936

Proposal 3: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the stockholders as follows:

For	289,957,967
Against	9,837,564
Abstain	234,591
Broker Non-Votes	12,057,439

Proposal 4: To approve the Company’s Amended and Restated Certificate of Incorporation, as amended and restated to eliminate the supermajority voting requirements applicable to shares of common stock. The proposal was not approved by the requisite vote of stockholders:

For	260,964,386
Against	3,670,554
Abstain	35,395,182
Broker Non-Votes	12,057,439

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel and Secretary

Date: June 3, 2020

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